EXHIBIT 10.1


               AMENDMENT No. 2 dated as of June 15, 1997 (this "Amendment"), to the Credit Agreement dated as of May 11, 1994, as amended and restated as of May 17, 1996, as further amended by Amendment No. 1 thereto dated as of September 30, 1996 (as so amended, the "Credit Agreement"), among Jefferson Smurfit Corporation, a Delaware corporation ("JSC"); Jefferson Smurfit Corporation (U.S.), a Delaware corporation (the "Borrower"); JSCE, Inc., a Delaware corporation ("JSCE"); the financial institutions party thereto from time to time (the "Lenders"); The Chase Manhattan Bank, a New York banking corporation ("Chase"), and Bankers Trust Company, a New York banking corporation, as senior managing agents (in such capacity, the "Senior Managing Agents") for the Lenders; the fronting banks named therein (the "Fronting Banks"); and Chase, as swingline lender (in such capacity, the "Swingline Lender"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent").


          A. Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline
Lender and the Fronting Banks have extended, and have agreed to extend, credit to the Borrower.

          B. The Borrower has requested that the Credit Agreement be amended (i) to modify certain of the financial covenants contained therein and (ii) to replace Schedule 7.04 (Investments) to the Credit Agreement with Exhibit A hereto.

          C. The Required Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions herein contained.

          D. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit
Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Amendment to Section 7.15 of the Credit
Agreement. Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "SECTION 7.15. Consolidated EBITDA. Permit Consolidated
     EBITDA for any four-quarter period ending during any period set forth below to be less than the amount set forth opposite such period:

               Period                        Amount

          From and including
           June 30, 1997 through
           and including June 30,
           1998                              $235,000,000

          From and including
           September 30, 1998 through
           and including December 31,
           1998                              $285,000,000

          From and including March 31,
           1999 through and including
           December 31, 1999                 $375,000,000


          Thereafter                         $425,000,000"


          SECTION 2.  Amendment to Section 7.16 of the Credit
Agreement. Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "SECTION 7.16. Interest Coverage Ratio. Permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest
     Expense for any four-quarter period ending during any period set forth below to be less than the amount set for the opposite such period:

               Period                        Ratio

          From and including June 30,
           1997 through and including
           June 30, 1998                     1.25 to 1

          From and including September 30,
           1998 through and including
           December 31, 1998                 1.50 to 1

          From and including March 31,
           1999 through and including
           December 31, 1999                 2.00 to 1

          Thereafter                         2.25 to 1"

           SECTION 3. Substitution of Schedule. Schedule 7.04 to the Credit Agreement is hereby deleted in its entirety and Exhibit A hereto is hereby substituted therefor for all purposes under the Loan Documents.

           SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of JSC, JSCE, and the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Senior Managing Agents, the Fronting Banks, the Swingline Lender and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

           SECTION 5. Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of JSC, JSCE, the Borrower and the Required Lenders.

           SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Fronting Banks, the Swingline Lender, the Collateral Agent, the Administrative Agent, the Senior Managing Agents, JSC, JSCE, the Borrower or the Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle JSC, JSCE, the Borrower or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

           SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

           SECTION 8.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

           SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


           JEFFERSON SMURFIT CORPORATION (U.S.),

                 by
                    /s/    Richard P. Marra
                   Name:   Richard P. Marra
                   Title:  Assistant Treasurer


           JEFFERSON SMURFIT CORPORATION,

                 by
                    /s/   Richard P. Marra
                   Name:  Richard P. Marra
                   Title: Assistant Treasurer


           JSCE, INC.,

                 by
                   /s/    Richard P. Marra
                   Name:  Richard P. Marra
                   Title: Assistant Treasurer


               THE CHASE MANHATTAN BANK, individually and as
               Administrative Agent, Collateral Agent and Senior
               Managing Agent,

                    by
                     /s/   Timothy J. Storms
                    Name:  Timothy J. Storms
                    Title: Managing Director


               BANKERS TRUST COMPANY, individually and as Fronting Bank and Senior Managing Agent,

                    by
                    /s/     Mary Jo Jolly
                    Name:   Mary Jo Jolly
                    Title:  Assistant Vice President
               AERIES FINANCE LTD.

                    by
                    /s/ Andrew Ian Wignall
                   Name:  Andrew Ian Wignall
                   Title: Director


               ARAB BANKING CORPORATION

                    by
                    /s/ Grant E. McDonald
                   Name:  Grant E. McDonald
                   Title: Vice President


               BANKBOSTON, N.A.
                    by
                    /s/ Timothy M. Barns
                    Name:  Timothy M. Barns
                    Title: Division Executive



               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
               ASSOCIATION

                    by
                    /s/ Christopher R. Gernhard
                   Name:  Christopher R. Gernhard
                   Title: Vice President



               BANK OF IRELAND

                    by
                    /s/ John G. Cusack
                   Name:  John G. Cusack
                   Title: Assistant Vice President


               BANK OF MONTREAL

                    by
                    /s/ Bill R. Grieve
                   Name:  Bill R. Grieve
                   Title: Managing Director


               THE BANK OF NEW YORK

                    by
                    /s/ William A. O'Daly
                   Name:  William A. O'Daly
                   Title: Assistant Vice President


               THE BANK OF NOVA SCOTIA

                    by
                    /s/ F.C.H. Ashby
                   Name:  F.C.H. Ashby
                   Title: Senior Manager Loan
                          Operations


               BANK OF TOKYO - MITSUBISHI TRUST COMPANY

                    by
                    /s/ David C. McLaughlin
                   Name:  David C. McLaughlin
                   Title: Vice President


               BANQUE FRANCAISE DU COMMERCE EXTERIEUR NYB

                    by
                    /s/ Kevin Dooley
                   Name:  Kevin Dooley
                   Title: Vice President

                    by
                    /s/ Frederick K. Kammler
                   Name:  Frederick K. Kammler
                   Title: Vice President


               BANQUE PARIBAS

                    by
                    /s/ Nicholas C. Mast
                   Name:  Nicholas C. Mast
                   Title: Vice President


                    by
                    /s/ Joli Anne Bruns
                   Name:  Joli Anne Burns
                   Title: Assistant Vice President




               CERES FINANCE LTD.

                    by
                    /s/ John H. Cullinane
                   Name:  John H. Cullinane
                   Title: Director


               CHRISTIANIA BANK OG KREDITKASSE
               ASA, NEW YORK BRANCH

                    by
                    /s/ Carl-Petter Svendsen
                   Name:  Carl-Petter Svendsen
                   Title: First Vice President

                    by
                    /s/ Justin F. McCarty, III
                   Name:  Justin F. McCarty, III
                   Title: Vice President


               CITIBANK, N.A.

                    by
                    /s/ Marjorie Futornick
                   Name:  Marjorie Futornick
                   Title: Vice President


               COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE

                    by
                    /s/ Sean Mounier
                   Name:  Sean Mounier
                   Title: First Vice President

                    by
                    /s/ Marcus Edward
                   Name:  Marcus Edward
                   Title: Vice President


               DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES

                    by
                    /s/ J.W. Sweeney
                   Name:  J.W. Sweeney
                   Title: Assistant Vice President

                    by
                    /s/ B. Sacin
                   Name:  B. Sacin
                   Title: Assistant Treasurer


               FALCON 94 LTD.

                    by
                    /s/ John C. R. Collis
                   Name:  John C. R. Collis
                   Title: Director


               FIRST NATIONAL BANK OF CHICAGO

                    by
                    /s/ Randall Taylor
                   Name:  Randall Taylor
                   Title: First Vice President


               THE FUJI BANK

                    by
                    /s/ Teiji Teramoto
                   Name:  Teiji Teramoto
                   Title: Vice President & Manager


               GENERAL ELECTRIC CAPITAL CORPORATION

                    by
                    /s/ Janet Williams
                    Name:  Janet Williams
                    Title: Duly Authorized Signatory


               GOLDMAN SACHS CREDIT PARTNERS L.P.

                    by
                    /s/ John E. Urban
                   Name:  John E. Urban
                   Title: Authorized Signer


               HELLER FINANCIAL, INC.

                    by
                    /s/ Kathi J. Inorio
                   Name:  Kathi J. Inorio
                   Title: Vice President


               IMPERIAL BANK

                    by
                    /s/ Ray Vadalma
                    Name:  Ray Vadalma
                    Title: Senior Vice President


               THE INDUSTRIAL BANK OF JAPAN, LTD.

                    by
                    /s/  Takuya Honjo
                    Name:  Takuya Honjo
                    Title: Senior Vice President



               KEYPORT LIFE INSURANCE COMPANY

                    by   CHANCELLOR LGT SENIOR
                         SECURED MANAGEMENT, INC.,
                         as Portfolio Advisor

                    /s/  Christopher A. Bondy
                    Name:  Christopher A. Bondy
                    Title: Vice President


               LEHMAN COMMERCIAL PAPER INC.

                    by
                    /s/ Michele Swanson
                    Name:  Michele Swanson
                    Title: Authorized Signatory


               LONG TERM CREDIT BANK OF JAPAN, LTD.

                    by
                    /s/ Richard E. Stahl
                    Name:  Richard E. Stahl
                    Title: Sr. Vice President and
                           Joint General Manager



               MEDICAL LIABILITY MUTUAL INSURANCE CO.

                    by   CHANCELLOR LGT SENIOR
                         SECURED MANAGEMENT, INC.,
                         as Investment Manager

                    by
                     /s/  Christopher A. Bondy
                    Name:  Christopher A. Bondy
                    Title: Vice President


               MEES PIERSON NV

                    by
                    /s/ John O'Connor
                   Name:  John O'Connor
                   Title: Senior Vice President

               MERCANTILE BANK NATIONAL ASSOCIATION

                    by
                    /s/ Edward A. Cheney
                   Name:  Edward A. Cheney
                   Title: Vice President/Group Manager

               MERRILL LYNCH PRIME RATE PORTFOLIO

                    by   MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                         as Investment Advisor

                    by
                        /s/ Gilles Marchand, CFA
                      Name:  Gilles Marchand, CFA
                      Title: Authorized Signatory


               MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                    by
                    /s/ Gilles Marchand, CFA
                   Name:  Gilles Marchand, CFA
                   Title: Authorized Signatory


               THE MITSUBISHI TRUST AND BANKING CORPORATION

                    by
                    /s/ Toshihiro Hayashi
                   Name:  Toshihiro Hayashi
                   Title: Senior Vice President

               MITSUI LEASING (U.S.A.) INC.

                    by
                     /s/  Yuichi Kamizawa
                    Name:  Yuichi Kamizawa
                    Title: Vice President


               ML CBO IV (CAYMAN) LTD

                    by   PROTECTIVE ASSET MANAGEMENT,
                         L.L.C. AS COLLATERAL MANAGER

                    by
                    /s/ James Dondero CPA, CFA
                    Name:  James Dondero, CPA, CFA
                    Title: President Protective
                           Asset Management, L.L.C.


               MORGAN STANLEY SENIOR FUNDING, INC.

                    by
                    /s/ Christopher A. Pucillo
                   Name:  Christopher A. Pucillo
                   Title: Vice President


               NATIONSBANK

                    by
                    /s/ Michael Short
                   Name:  Michael Short
                   Title: Sr. Vice President


               RESTRUCTURED OBLIGATIONS BACKED BY
               SENIOR ASSETS B.V.

                    by   CHANCELLOR LGT SENIOR
                         SECURED MANAGEMENT, INC., as
                         Portfolio Advisor

                    by
                     /s/  Christopher A. Bondy
                    Name:  Christopher A. Bondy
                    Title: Vice President


               THE SAKURA BANK, LIMITED

                    by
                     /s/  Yoshikazu Nagura
                    Name:  Yoshikazu Nagura
                    Title: Vice President


               SENIOR DEBT PORTFOLIO

                    by   BOSTON MANAGEMENT AND
                         RESEARCH AS INVESTMENT
                         ADVISOR

                    by
                    /s/ Payson F. Swaffield
                   Name:  Payson F. Swaffield
                   Title: Vice President


               SENIOR HIGH INCOME PORTFOLIO, INC.

                    by
                    /s/ Gilles Marchand, CFA
                   Name:  Gilles Marchand, CFA
                   Title: Authorized Signatory


               SOCIETE GENERALE NEW YORK BRANCH

                    by
                    /s/ Karen M. Sager
                   Name:  Karen M. Sager
                   Title: Vice President


               STRATA FUNDING LTD.

                    by
                    /s/ John H. Cullinane
                   Name:  John H. Cullinane
                   Title: Director


               THE SUMITOMO BANK, LIMITED

                    by
                    /s/ Suresh Tata
                   Name:  Suresh Tata
                   Title: Senior Vice President


               TORONTO DOMINION (TEXAS), INC.

                    by
                    /s/ Lisa Allison
                   Name:  Lisa Allison
                   Title: Vice President


               TRANSAMERICA BUSINESS CREDIT CORPORATION

                    by
                    /s/ Perry Vavoules
                   Name:  Perry Vavoules
                   Title: Senior Vice President


               THE TRAVELERS INDEMNITY COMPANY

                    by
                    /s/ Robert M. Mills
                   Name:  Robert M. Mills
                   Title: Investment Officer


               THE TRAVELERS INSURANCE COMPANY

                    by
                    /s/ Robert M. Mills
                   Name:  Robert M. Mills
                   Title: Investment Officer


               TRUST COMPANY OF THE WEST

                    by
                     /s/  Mark L. Gold
                    Name:  Mark L. Gold
                    Title: Managing Director


               VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                    by
                    /s/ Jeffrey W. Maillet
                   Name:  Jeffrey W. Maillet
                   Title: Senior Vice President
                          Portfolio Manager


               THE YASUDA TRUST & BANKING CO., LTD.

                    by
                      /s/ Joseph C. Meek
                     Name:  Joseph C. Meek
                     Title: Deputy General Manager